Exhibit 99.1

Mullen Automotive Responds to Shareholders Regarding Majority Acquisition of Bollinger Motors

Mullen Automotive Fully Funded and Closed on its Majority Acquisition of Bollinger Motors on September 7th, 2022 with cash and restricted stock issued

BREA, Calif., Sep 09, 2022 -- via InvestorWire -- Mullen Automotive, Inc. (NASDAQ: MULN) (“Mullen” or the “Company”), an emerging electric vehicle (“EV”) manufacturer, issues a response to shareholders today regarding its recent majority acquisition of Bollinger Motors, Inc. David Michery, CEO of Mullen said “All cash and stock required to close the Bollinger transaction on Sept. 7th 2022 has been funded or placed in escrow as required by the transaction documents. We are excited about the opportunities this acquisition brings and look forward to updating our shareholders with the positive outcomes resulting from this transaction.”

For more information regarding the transaction, please refer to the Current Report  on Form 8K filed with Securities and Exchange Commission on September 8, 2022

About Mullen

Mullen Automotive is a Southern California-based automotive company building the next-generation of premium electric vehicles (EVs) that are affordable and built entirely in the United States. With an end-to-end ecosystem that supports owners from test driving to financing and servicing through a unique hybrid dealership model, customers are supported through every aspect of EV ownership. The Mullen FIVE, the company’s first electric crossover, is slated for delivery in 2024 and features an award-winning design and its patented PERSONA technology that utilizes facial recognition to personalize the driving experience for every individual. To learn more about the company, visit www.MullenUSA.com.

About Bollinger Motors

Founded in 2015 by Robert Bollinger, Bollinger Motors is a U.S.-based company, headquartered in Oak Park, Michigan. Bollinger Motors manufactures all-electric platforms and chassis cabs for commercial vehicles in Classes 3-6. To learn more about the company, visit www.BollingerMotors.com.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as "continue," "will," "may," "could," "should," "expect," "expected," "plans," "intend," "anticipate," "believe," "estimate," "predict," "potential" and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Mullen and are difficult to predict. Examples of such risks and uncertainties include but are not limited to whether the Bollinger majority ownership acquisition will be beneficial to the Company and whether there will be positive outcomes to report to shareholders. Further examples of such risks and uncertainties include but are not limited to: (i) Mullen’s ability (or inability) to obtain additional financing in sufficient amounts or on acceptable terms when needed; (ii) Mullen's ability to maintain existing, and secure additional, contracts with manufacturers, parts and other service providers relating to its business; (iii) Mullen’s ability to successfully expand in existing markets and enter new markets; (iv) Mullen’s ability to successfully manage and integrate any acquisitions of businesses, solutions or technologies; (v) unanticipated operating costs, transaction costs and actual or contingent liabilities; (vi) the ability to attract and retain qualified employees and key personnel; (vii) adverse effects of increased competition on Mullen’s business; (viii) changes in government licensing and regulation that may adversely affect Mullen’s business; (ix) the risk that changes in consumer behavior could adversely affect Mullen’s business; (x) Mullen’s ability to protect its intellectual property; and (xi) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed by Mullen with the Securities and Exchange Commission. Mullen anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. Mullen assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Mullen’s plans and expectations as of any subsequent date.

Contact:

Mullen Automotive, Inc.

+1 (714) 613-1900

www.MullenUSA.com

Corporate Communications:

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